UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	PGIM Short Duration High Yield Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2019

Date of reporting period:	11/30/2018

Item 1 – Reports to Stockholders

PGIM SHORT DURATION HIGH YIELD FUND, INC.

(Formerly known as Prudential Short Duration High Yield Fund, Inc.)

SEMIANNUAL REPORT

NOVEMBER 30, 2018

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank).

You may elect to receive all future reports in paper free of charge. You should contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: High level of current income

Highlights (unaudited)

•

Security selection in the retail & restaurant and electric utility sectors added value. The Fund’s underweight to upstream energy, coupled with an overweight to cable & satellite, also added to performance.

•	In individual security selection, the Fund’s positioning in PetSmart (retail), NRG Energy (electric utilities), and Charter Communications (cable & satellite) positively contributed to performance.

•	Overall security selection detracted from Fund performance, principally from positioning within the midstream energy, building materials & home construction, and aerospace & defense industries.

•	Despite benefiting from strong security selection within the sector, an overweight to retailers & restaurants hindered performance.

•	A few of the largest single-name detractors from returns included positioning in Bombardier (aerospace & defense), Ferrellgas Partners (midstream energy), and High Mesa Holdings (upstream energy).

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Short Duration High Yield Fund, Inc.	3

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for PGIM Short Duration High Yield Fund, Inc. informative and useful. The report covers performance for the six-month period ended November 30, 2018.

We have important information to share with you. Effective June 11, 2018, Prudential Mutual Funds were renamed PGIM Funds. This renaming is part of our ongoing effort to further build our reputation and establish our global brand, which began when our firm adopted PGIM Investments as its name in April 2017. Please note that only the Fund’s name has changed. Your Fund’s management and operation, along with its symbols, remained the same.*

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Short Duration High Yield Fund, Inc.

January 14, 2019

*The Prudential Day One Funds did not change their names.

PGIM Short Duration High Yield Fund, Inc.	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in higher-rated, below-investment-grade fixed income instruments.* The Fund seeks to maintain a weighted average portfolio duration of three years or less and a weighted average maturity of five years or less.

*There can be no guarantee the Fund will achieve its objective. Higher-rated high yield bonds, commonly referred to as “junk bonds,” are below investment grade and are considered speculative. They are rated Ba, B by Moody’s Investors Service, Inc. (Moody’s); BB, B by S&P Global Ratings (S&P) and Fitch, Inc. (Fitch); or comparably rated by another nationally recognized statistical rating organization (NRSRO), or if unrated, are considered by PGIM Fixed Income to be of comparable quality.

Performance Snapshot as of 11/30/18
Price per Share	Total Return for Six Months Ended 11/30/18
$15.96 (NAV)	1.10%
$13.45 (Market Price)	–.85%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Source: PGIM Investments LLC

Key Fund Statistics as of 11/30/18
Duration	3.0 years	Average Maturity	3.6 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the Fund’s bonds.

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Credit Quality expressed as a percentage of total investments as of 11/30/18 (%)
BBB	5.4
BB	50.1
B	35.6
CCC	6.3
CC	0.3
Not Rated	1.2
Cash/Cash Equivalents	1.2
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change. Values may not sum to 100.0% due to rounding.

Yield and Dividends as of 11/30/18
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/18
$0.51	$0.085	7.58%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2018.

PGIM Short Duration High Yield Fund, Inc.	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Short Duration High Yield Fund, Inc.’s net asset value return was 1.10% for the six-month reporting period that ended November 30, 2018, underperforming the 1.21% return of the Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index (the Index) and outperforming the –0.66% return of the Lipper High Yield Funds (Leveraged) Average.

What were market conditions?

•

For the reporting period, the short duration, higher-quality portion of the high yield market as measured by the Index, returned 1.21%, outperforming the broader high yield market as represented by the Bloomberg Barclays High Yield Index by 90 basis points (bps). One basis point equals 0.01%. The Index’s yield-to-worst, which represents the lowest potential yield that can be received on a portfolio of bonds without the issuers actually defaulting, ended November 2018 at 6.13%, 70 bps higher for the six-month period.

•

Considering the volatility seen across the fixed income landscape, high yield assets generally held up well over the reporting period, even though the asset class saw negative total returns over the final two months. Despite several ongoing macroeconomic concerns, strong earnings growth, minimal default activity, and a subdued new-issue calendar—combined with an improving US economic backdrop—provided support to high yield spreads early in the reporting period.

•

During the third quarter of 2018, many of the same themes continued and US high yield gained momentum, remaining somewhat insulated from the weakness that gripped other areas of the fixed income market. Following record-high equity prices, the US high yield market turned in a solid quarter. Despite some weeks in which the higher-quality segments of the market outperformed, CCC-rated credits once again outperformed as the renewed risk-on sentiment that emerged late in the third quarter boosted lower-rated credits. All US high yield sectors posted positive returns in the third quarter, with cable, healthcare, telecom, and consumer products leading the way. Cable was lifted by Dish Network Corp. bonds, which bounced by several points after reporting better-than-expected earnings and subscriber metrics. Performance within the healthcare sector was bolstered by the continued rally in several lower-quality names, particularly Community Health Systems, Inc. and Endo Pharmaceutical, Inc. Meanwhile, retail was the weakest-performing sector, dragged down by Sears Holdings Corp. and J.C. Penney Co. Sears bonds lost half their value on news of a potential restructuring to avoid bankruptcy, and J.C. Penney bonds fell after announcing that its chief financial officer was resigning.

•

Market strength in the third quarter of 2018 carried into the beginning of the fourth quarter, with spreads hitting their post-financial crisis tights in early October. But an escalating US-China trade war, several profit warnings, and concerns over further rate hikes pushed spreads sharply wider. After strong performance for the bulk of the year,

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CCC-rated credits pulled back in the risk-off environment, while BB- and B-rated credits fared much better, particularly the less rate-sensitive bonds in those segments.

•

Default activity continued to slow globally. According to Moody’s, the trailing 12-month US speculative-grade issuer default rate ended November 2018 at 2.3%, the lowest level since May 2015. In the US, the rate closed at 2.9%. From the beginning of January through the end of November 2018, the speculative-grade corporate default rate saw 66 defaults, compared to 91 defaults over the same period in 2017. Looking ahead, Moody’s expects defaults to trend lower over the next few months before gradually rising again. In terms of corporate growth, third-quarter revenue and earnings for companies in the S&P 500 Index rose 8.0% and 25.6%, respectively. This marks the ninth consecutive quarter of growth. Companies in the energy sector continued to post the best results, with a 20% increase in sales and a 124% jump in earnings. In fact, only two of the 30 companies in the sector saw sales declines over the quarter.

What worked?

•	Security selection in the retail & restaurant and electric utility sectors added value.

•	The Fund’s underweight to upstream energy, coupled with an overweight to cable & satellite, added to performance.

•

In individual security selection, the Fund’s positioning in PetSmart, Inc. (retail), NRG Energy, Inc. (electric utilities), and Charter Communications, Inc. (cable & satellite) positively contributed to performance.

What didn’t work?

•

Overall security selection detracted from performance over the period, principally from positioning within the midstream energy, building materials & home construction, and aerospace & defense industries.

•	Despite benefiting from strong security selection within the sector, an overweight to retailers & restaurants hindered the Fund’s performance.

•

A few of the largest single-name detractors from returns included positioning in Bombardier, Inc. (aerospace & defense), Ferrellgas Partners LP (midstream energy), and High Mesa Holdings LP (upstream energy).

How did the Fund’s borrowing (leverage) strategy affect its performance?

•

The Fund’s use of leverage modestly detracted from NAV performance, as the cost of borrowing was in excess of the returns of the securities purchased. However, the Fund’s use of leverage contributed positively to shareholder distributions as the income earned on the securities purchased exceeded the cost of borrowing. As of November 30, 2018,

PGIM Short Duration High Yield Fund, Inc.	9

Strategy and Performance Overview (continued)

the Fund had borrowed $190 million and was 26.4% leveraged. During the reporting period, the average amount of leverage utilized by the Fund was approximately 25.4%.

Did the Fund use derivatives, and how did they affect performance?

•	No. The Fund did not use derivatives during the reporting period.

Current outlook

•

PGIM Fixed Income is modestly positive on US high yield in the short term but neutral longer term. Solid fundamentals (strong earnings and low defaults), favorable supply technicals, and PGIM Fixed Income’s view that near-term risks (e.g., the US-China trade dispute, the Federal Reserve, Brexit, and Italy) are priced in could set the market up for a relief rally in early 2019. Longer term, slowing economic growth concerns are offset by meaningful spread widening of late, making the risk/reward profile seem more symmetrical than it was three months ago. PGIM Fixed Income favors single-B-type credit risk and remains cautious on commodities, while maintaining an overweight to independent power producers and US consumer-related names.

Benchmark Definitions

Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index—The Bloomberg Barclays US High Yield Ba/B 1-5 Year 1% Issuer Constrained Index is an unmanaged index which represents the performance of US higher-rated short duration high yield bonds.

Source: Bloomberg Barclays

Lipper High Yield Funds (Leveraged) Average—The Lipper High Yield Funds (Leveraged) Average (Lipper Average) represent funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. These funds can be leveraged via the use of debt, preferred equity, and/or reverse repurchase agreements.

Investors cannot invest directly in an index or average.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available in most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgiminvestments.com.

In a continuing effort to provide information concerning the Fund, shareholders may go to pgiminvestments.com or call (800) 451-6788 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price, and other information.

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Schedule of Investments (unaudited)

as of November 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 132.1%

BANK LOANS 12.1%

Chemicals 0.5%
Solenis International LP, First Lien Initial Dollar Term Loan, 1 - 3 Month LIBOR + 4.000%	6.525	%(c)	12/26/23	2,993	$2,956,964

Commercial Services 1.6%
Financial & Risk US Holdings, Inc., Initial Dollar Term Loan, 1 Month LIBOR + 3.750%	6.090	(c)	10/01/25	4,000	3,891,668
Laureate Education, Inc., Series 2024 Term Loan, 3 Month LIBOR + 3.500%	6.030	(c)	04/26/24	4,551	4,539,974

					8,431,642

Computers 1.2%
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.850	(c)	09/29/25	1,696	1,708,552
Term B USD Loan, 1 Month LIBOR + 3.750%	6.100	(c)	09/30/24	5,002	4,988,278

					6,696,830

Engineering & Construction 0.2%
StandardAero Aviation Holdings, Inc., Initial Term Loan, 1 Month LIBOR + 3.750%	6.090	(c)	07/07/22	891	889,035

Foods 0.7%
JBS USA Lux SA, Initial Term Loan, 3 Month LIBOR + 2.500%	4.844	(c)	10/30/22	2,500	2,468,750
Shearer’s Foods LLC, First Lien Term Loan, 1 Month LIBOR + 4.250%	6.590	(c)	06/30/21	1,434	1,408,451

					3,877,201

Insurance 0.2%
Asurion LLC, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	8.840	(c)	08/04/25	1,075	1,095,156

Internet 0.5%
Symantec Corp., Term A-5 Loan, 1 Month LIBOR + 1.750%	4.060	(c)	08/01/21	2,564	2,544,872

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	11

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Media 0.4%
Quebecor Media, Inc. (Canada), Facility B-1 Tranche, 3 Month LIBOR + 2.250%	4.866	%(c)	08/17/20	500	$497,813
Radiate HoldCo LLC, Closing Date Term Loan, 1 Month LIBOR + 3.000%	5.340	(c)	02/01/24	1,596	1,562,479

					2,060,292

Mining 0.2%
Aleris International, Inc., Initial Term Loan, 1 - 2 Month LIBOR + 4.750%	7.170	(c)	02/27/23	873	877,176

Retail 1.1%
CEC Entertainment, Inc., First Lien Term B Loan, 1 Month LIBOR + 3.250%	5.600	(c)	02/15/21	3,188	3,041,499
Sally Holdings LLC, Term B-2 Loan^	4.500		07/05/24	2,825	2,669,625

					5,711,124

Software 2.7%
Almonde, Inc., First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	5.886	(c)	06/13/24	1,887	1,826,687
Boxer Parent Co., Inc., Initial Dollar Term Loan, 3 Month LIBOR + 4.250%	6.650	(c)	10/02/25	3,325	3,282,683
Exela Intermediate LLC, 2018 Repriced Term Loan, 3 Month LIBOR + 6.500%	8.830	(c)	07/12/23	1,950	1,950,000
Infor (US), Inc., Tranche B-6 Term Loan, 3 Month LIBOR + 2.750%	5.140	(c)	02/01/22	2,900	2,859,400
Informatica LLC, Dollar Term B-1 Loan, 1 Month LIBOR + 3.250%	5.590	(c)	08/05/22	1,474	1,467,761
RP Crown Parent LLC, Initial Term Loan, 1 Month LIBOR + 2.750%	5.095	(c)	10/12/23	2,868	2,817,904

					14,204,435

Telecommunications 2.8%
Digicel International Finance Ltd. (Saint Lucia), First Lien Initial Term B Loan, 3 Month LIBOR + 3.250%	5.960	(c)	05/27/24	2,376	2,227,504
Intelsat Jackson Holdings SA (Luxembourg),
Tranche B-3 Term Loan, 1 Month LIBOR + 3.750%	6.070	(c)	11/27/23	1,000	992,500

See Notes to Financial Statements.

12

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Telecommunications (cont’d.)
Intelsat Jackson Holdings SA (Luxembourg), (cont’d.)
Tranche B-5 Term Loan	6.630%		01/02/24	3,795	$3,802,116
West Corp., Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	6.435	(c)	10/10/24	3,269	3,222,254
Xplornet Communications, Inc. (Canada), New Term B Loan, 3 Month LIBOR + 4.000%^	6.390	(c)	09/09/21	4,803	4,790,890

					15,035,264

TOTAL BANK LOANS (cost $65,011,721)					64,379,991

CORPORATE BONDS 120.0%

Advertising 1.2%
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes(aa)	5.250		02/15/22	2,695	2,693,592
Gtd. Notes(aa)	5.625		02/15/24	3,475	3,475,000

					6,168,592

Aerospace & Defense 3.0%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.500		12/01/24	6,850	6,516,062
Sr. Unsec’d. Notes, 144A(aa)	8.750		12/01/21	6,900	7,115,625
TransDigm, Inc., Gtd. Notes(aa)	6.000		07/15/22	2,450	2,450,000

					16,081,687

Auto Manufacturers 0.3%
Jaguar Land Rover Automotive PLC (United Kingdom), Gtd. Notes, 144A	4.250		11/15/19	1,600	1,597,129

Auto Parts & Equipment 0.4%
American Axle & Manufacturing, Inc., Gtd. Notes(aa)	7.750		11/15/19	1,250	1,284,375
IHO Verwaltungs GmbH (Germany), Sr. Sec’d. Notes, Cash coupon 4.125% or PIK 4.875%, 144A	4.125		09/15/21	925	892,625

					2,177,000

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	13

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 1.5%
CIT Group, Inc.,
Sr. Unsec’d. Notes(aa)	5.000%	08/15/22	4,175	$4,190,782
Sr. Unsec’d. Notes	5.250	03/07/25	900	904,320
Popular, Inc. (Puerto Rico), Sr. Unsec’d. Notes	6.125	09/14/23	2,875	2,871,406

				7,966,508

Building Materials 2.7%
Griffon Corp., Gtd. Notes(aa)	5.250	03/01/22	7,478	6,982,582
Standard Industries, Inc., Sr. Unsec’d. Notes, 144A	5.375	11/15/24	1,500	1,425,000
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes	6.125	07/15/23	170	168,295
Gtd. Notes	8.500	04/15/22	1,750	1,844,063
U.S. Concrete, Inc., Gtd. Notes(aa)	6.375	06/01/24	3,900	3,695,250

				14,115,190

Chemicals 6.3%
Blue Cube Spinco LLC,
Gtd. Notes	9.750	10/15/23	1,000	1,118,940
Gtd. Notes	10.000	10/15/25	2,215	2,530,637
Chemours Co. (The),
Gtd. Notes(aa)	6.625	05/15/23	6,705	6,805,575
Gtd. Notes	7.000	05/15/25	1,905	1,928,813
Hexion, Inc., Sr. Sec’d. Notes, 144A(aa)	10.375	02/01/22	475	395,438
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	6,795	6,319,350
Sr. Unsec’d. Notes, 144A	5.250	08/01/23	760	733,400
Platform Specialty Products Corp., Gtd. Notes, 144A(aa)	6.500	02/01/22	6,195	6,311,156
PQ Corp., Sr. Sec’d. Notes, 144A(aa)	6.750	11/15/22	5,140	5,332,750
TPC Group, Inc., Sr. Sec’d. Notes, 144A	8.750	12/15/20	843	813,495
W.R. Grace & Co., Gtd. Notes, 144A	5.625	10/01/24	900	910,980

				33,200,534

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services 2.1%
Laureate Education, Inc., Gtd. Notes, 144A	8.250%	05/01/25	2,000	$2,135,000
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A(aa)	5.500	10/01/21	3,515	3,527,092
Nielsen Finance LLC/Nielsen Finance Co., Gtd. Notes, 144A(aa)	5.000	04/15/22	5,500	5,378,450

				11,040,542

Computers 3.7%
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(aa)	5.875	06/15/21	6,550	6,641,267
Gtd. Notes, 144A(aa)	7.125	06/15/24	4,775	4,990,830
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25	550	536,250
NCR Corp.,
Gtd. Notes(aa)	4.625	02/15/21	2,575	2,536,375
Gtd. Notes	5.000	07/15/22	1,882	1,787,900
Gtd. Notes(aa)	5.875	12/15/21	3,235	3,186,475
Gtd. Notes	6.375	12/15/23	90	88,875

				19,767,972

Distribution/Wholesale 0.4%
Global Partners LP/GLP Finance Corp.,
Gtd. Notes	6.250	07/15/22	550	541,915
Gtd. Notes	7.000	06/15/23	1,350	1,329,750

				1,871,665

Diversified Financial Services 2.5%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	5.375	08/01/22	2,545	2,532,275
Gtd. Notes, 144A, MTN	5.875	11/01/21	2,900	2,936,250
Nationstar Mortgage Holdings, Inc., Gtd. Notes, 144A(aa)	8.125	07/15/23	6,200	6,262,000
Navient Corp.,
Sr. Unsec’d. Notes	6.500	06/15/22	825	828,094
Sr. Unsec’d. Notes, MTN	8.000	03/25/20	425	438,812
VFH Parent LLC/Orchestra Co-Issuer, Inc., Sec’d. Notes, 144A	6.750	06/15/22	325	328,998

				13,326,429

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	15

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric 3.7%
Calpine Corp.,
Sr. Sec’d. Notes, 144A	5.875%	01/15/24	550	$550,000
Sr. Unsec’d. Notes(aa)	5.375	01/15/23	4,155	3,936,862
Sr. Unsec’d. Notes(aa)	5.500	02/01/24	3,575	3,297,938
GenOn Energy, Inc.,
Sr. Unsec’d. Notes(d)	7.875	06/15/17	750	472,500
Sr. Unsec’d. Notes(d)	9.500	10/15/18	2,625	1,653,750
NRG Energy, Inc., Gtd. Notes(aa)	6.250	05/01/24	2,425	2,479,563
NRG REMA LLC, Pass-Through Certificates, Series C(d)	9.681	07/02/26	1,023	900,110
Red Oak Power LLC, Sr. Sec’d. Notes, Series B	9.200	11/30/29	775	875,750
Vistra Energy Corp.,
Gtd. Notes(aa)	7.375	11/01/22	3,825	3,968,437
Gtd. Notes	7.625	11/01/24	1,317	1,399,313

				19,534,223

Electronics 0.6%
Jabil, Inc., Sr. Unsec’d. Notes	5.625	12/15/20	690	709,044
Sensata Technologies BV, Gtd. Notes, 144A(aa)	4.875	10/15/23	2,680	2,626,400

				3,335,444

Engineering & Construction 0.3%
StandardAero Aviation Holdings, Inc., Gtd. Notes, 144A	10.000	07/15/23	1,525	1,631,750

Entertainment 4.5%
Carmike Cinemas, Inc., Sec’d. Notes, 144A(aa)	6.000	06/15/23	2,250	2,261,250
CCM Merger, Inc., Sr. Unsec’d. Notes, 144A(aa)	6.000	03/15/22	4,000	4,050,000
Eldorado Resorts, Inc., Gtd. Notes(aa)	7.000	08/01/23	2,200	2,299,000
International Game Technology PLC, Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/22	3,150	3,244,500
Jacobs Entertainment, Inc., Sec’d. Notes, 144A	7.875	02/01/24	1,300	1,364,610

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
National CineMedia LLC, Sr. Sec’d. Notes(aa)	6.000%	04/15/22	2,630	$2,639,863
Scientific Games International, Inc.,
Gtd. Notes(aa)	6.625	05/15/21	3,375	3,256,875
Gtd. Notes(aa)	10.000	12/01/22	4,750	4,921,712

				24,037,810

Environmental Control 0.5%
Clean Harbors, Inc., Gtd. Notes(aa)	5.125	06/01/21	2,600	2,604,836

Foods 0.3%
B&G Foods, Inc., Gtd. Notes	4.625	06/01/21	1,400	1,375,500

Forest Products & Paper 0.1%
Mercer International, Inc. (Canada), Sr. Unsec’d. Notes	7.750	12/01/22	590	610,650

Gas 0.4%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.625	05/20/24	375	356,250
Rockpoint Gas Storage Canada Ltd. (Canada), Sr. Sec’d. Notes, 144A(aa)	7.000	03/31/23	1,725	1,673,250

				2,029,500

Healthcare-Products 0.6%
Mallinckrodt International Finance SA/Mallinckrodt CB LLC,
Gtd. Notes, 144A(aa)	4.875	04/15/20	1,960	1,934,520
Gtd. Notes, 144A	5.750	08/01/22	1,565	1,426,497

				3,361,017

Healthcare-Services 8.0%
Acadia Healthcare Co., Inc.,
Gtd. Notes	5.125	07/01/22	500	490,000
Gtd. Notes(aa)	5.625	02/15/23	2,625	2,581,241
Centene Corp., Sr. Unsec’d. Notes	5.625	02/15/21	2,400	2,431,680

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	17

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
CHS/Community Health Systems, Inc.,
Gtd. Notes	6.875%	02/01/22	675	$334,260
Sec’d. Notes, 144A	8.125	06/30/24	950	731,500
Sr. Sec’d. Notes	6.250	03/31/23	1,475	1,368,063
HCA Healthcare, Inc., Sr. Unsec’d. Notes(aa)	6.250	02/15/21	1,750	1,806,875
HCA, Inc.,
Gtd. Notes(aa)	7.500	02/15/22	3,350	3,618,000
Sr. Sec’d. Notes(aa)	4.750	05/01/23	4,700	4,700,000
MEDNAX, Inc., Gtd. Notes, 144A	5.250	12/01/23	1,743	1,721,212
Molina Healthcare, Inc., Gtd. Notes(aa)	5.375	11/15/22	2,410	2,406,385
Select Medical Corp., Gtd. Notes(aa)	6.375	06/01/21	2,500	2,518,000
Surgery Center Holdings, Inc., Gtd. Notes, 144A	8.875	04/15/21	2,450	2,486,750
Tenet Healthcare Corp.,
Sec’d. Notes, 144A(aa)	7.500	01/01/22	2,975	3,086,562
Sr. Sec’d. Notes	4.375	10/01/21	175	172,813
Sr. Sec’d. Notes(aa)	4.625	07/15/24	2,325	2,217,469
Sr. Sec’d. Notes	4.750	06/01/20	1,525	1,521,188
Sr. Sec’d. Notes	6.000	10/01/20	705	719,276
Sr. Unsec’d. Notes	6.750	02/01/20	475	485,688
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	3,775	3,727,812
Sr. Unsec’d. Notes(aa)	8.125	04/01/22	3,200	3,328,000

				42,452,774

Home Builders 9.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec’d. Notes, 144A(aa)	6.875	02/15/21	3,950	3,851,250
Beazer Homes USA, Inc., Gtd. Notes(aa)	8.750	03/15/22	7,150	7,262,970
Brookfield Residential Properties, Inc. (Canada), Gtd. Notes, 144A(aa)	6.500	12/15/20	2,765	2,758,087
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A	6.125	07/01/22	750	724,688
KB Home, Gtd. Notes(aa)	4.750	05/15/19	3,609	3,609,000
Lennar Corp.,
Gtd. Notes(aa)	4.125	01/15/22	2,600	2,531,750

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Lennar Corp., (cont’d.)
Gtd. Notes	4.500%	11/15/19	1,000	$1,003,750
Gtd. Notes	6.250	12/15/21	350	361,375
M/I Homes, Inc., Gtd. Notes(aa)	6.750	01/15/21	3,675	3,665,812
Mattamy Group Corp. (Canada), Sr. Unsec’d. Notes, 144A(aa)	6.875	12/15/23	2,725	2,616,000
New Home Co., Inc. (The), Gtd. Notes(aa)	7.250	04/01/22	3,150	3,055,500
PulteGroup, Inc., Gtd. Notes	4.250	03/01/21	1,100	1,101,375
Taylor Morrison Communities, Inc., Gtd. Notes(aa)	6.625	05/15/22	2,050	2,062,813
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.250	04/15/21	4,025	4,006,082
Gtd. Notes, 144A	5.625	03/01/24	1,910	1,833,600
Gtd. Notes, 144A	5.875	04/15/23	350	342,563
TRI Pointe Group, Inc., Gtd. Notes(aa)	4.875	07/01/21	2,400	2,316,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., Gtd. Notes	4.375	06/15/19	1,288	1,281,174
William Lyon Homes, Inc.,
Gtd. Notes	6.000	09/01/23	1,550	1,422,125
Gtd. Notes	7.000	08/15/22	2,150	2,156,020

				47,961,934

Home Furnishings 0.6%
Tempur Sealy International, Inc., Gtd. Notes(aa)	5.625	10/15/23	3,175	3,119,437

Internet 0.9%
Zayo Group LLC/Zayo Capital, Inc., Gtd. Notes(aa)	6.000	04/01/23	4,670	4,646,650

Iron/Steel 1.1%
AK Steel Corp., Sr. Sec’d. Notes(aa)	7.500	07/15/23	2,910	2,931,825
Cleveland-Cliffs, Inc., Sr. Sec’d. Notes, 144A(aa)	4.875	01/15/24	2,830	2,646,050

				5,577,875

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	19

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Leisure Time 0.4%
NCL Corp. Ltd., Sr. Unsec’d. Notes, 144A	4.750%	12/15/21	909	$911,273
Silversea Cruise Finance Ltd., Sr. Sec’d. Notes, 144A	7.250	02/01/25	1,375	1,474,687

				2,385,960

Lodging 2.5%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp.,
Sec’d. Notes, 144A	10.250	11/15/22	1,975	2,133,000
Sr. Sec’d. Notes, 144A(aa)	6.750	11/15/21	4,100	4,202,500
MGM Resorts International,
Gtd. Notes	6.000	03/15/23	400	406,500
Gtd. Notes(aa)	8.625	02/01/19	6,380	6,417,897

				13,159,897

Machinery-Diversified 0.1%
Cloud Crane LLC, Sec’d. Notes, 144A	10.125	08/01/24	625	665,813

Media 21.8%
AMC Networks, Inc.,
Gtd. Notes(aa)	4.750	12/15/22	5,683	5,604,859
Gtd. Notes	5.000	04/01/24	150	144,188
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes(aa)	5.250	09/30/22	7,365	7,392,619
Sr. Unsec’d. Notes, 144A	4.000	03/01/23	1,690	1,609,218
Sr. Unsec’d. Notes, 144A(aa)	5.125	05/01/23	8,530	8,476,687
Sr. Unsec’d. Notes, 144A	5.875	04/01/24	1,115	1,124,756
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, Series A(aa)	6.500	11/15/22	5,090	5,137,744
Gtd. Notes, Series A	7.625	03/15/20	1,085	1,082,288
Gtd. Notes, Series B(aa)	6.500	11/15/22	3,808	3,866,262
Gtd. Notes, Series B	7.625	03/15/20	2,690	2,686,638
CSC Holdings LLC,
Sr. Sec’d. Notes, 144A	5.375	07/15/23	3,165	3,141,262
Sr. Unsec’d. Notes, 144A(aa)	5.125	12/15/21	9,903	9,865,864
Sr. Unsec’d. Notes, 144A	5.125	12/15/21	4,930	4,911,512
DISH DBS Corp.,
Gtd. Notes(aa)	5.125	05/01/20	2,875	2,867,812
Gtd. Notes	5.875	07/15/22	480	457,800

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp., (cont’d.)
Gtd. Notes(aa)	6.750%	06/01/21	5,643	$5,734,699
Mediacom Broadband LLC/Mediacom Broadband Corp., Sr. Unsec’d. Notes	5.500	04/15/21	1,800	1,791,000
Midcontinent Communications/Midcontinent Finance Corp., Gtd. Notes, 144A	6.875	08/15/23	4,960	5,133,600
Nexstar Broadcasting, Inc.,
Gtd. Notes	5.875	11/15/22	850	858,500
Gtd. Notes, 144A	6.125	02/15/22	1,035	1,047,938
Quebecor Media, Inc. (Canada), Sr. Unsec’d. Notes(aa)	5.750	01/15/23	6,160	6,289,360
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Unsec’d. Notes, 144A	6.625	02/15/25	150	135,000
Sr. Unsec’d. Notes, 144A	6.875	02/15/23	1,055	986,425
Sinclair Television Group, Inc.,
Gtd. Notes(aa)	5.375	04/01/21	3,931	3,931,000
Gtd. Notes(aa)	6.125	10/01/22	4,475	4,536,531
Gtd. Notes, 144A	5.625	08/01/24	2,080	1,981,200
TEGNA, Inc.,
Gtd. Notes	5.125	10/15/19	346	346,208
Gtd. Notes(aa)	6.375	10/15/23	4,735	4,871,131
Gtd. Notes, 144A(aa)	4.875	09/15/21	4,260	4,249,350
Tribune Media Co., Gtd. Notes(aa)	5.875	07/15/22	4,045	4,095,562
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125	05/15/23	3,035	2,841,519
Sr. Sec’d. Notes, 144A(aa)	6.750	09/15/22	5,958	6,017,580
UPCB Finance IV Ltd. (Netherlands), Sr. Sec’d. Notes, 144A	5.375	01/15/25	2,000	1,918,760
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	345	343,275

				115,478,147

Metal Fabricate/Hardware 1.9%
Novelis Corp., Gtd. Notes, 144A(aa)	6.250	08/15/24	4,063	4,022,370
Zekelman Industries, Inc., Sr. Sec’d. Notes, 144A(aa)	9.875	06/15/23	5,634	5,986,125

				10,008,495

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	21

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining 3.0%
First Quantum Minerals Ltd. (Zambia), Gtd. Notes, 144A(aa)	7.000%	02/15/21	2,255	$2,214,861
Freeport-McMoRan, Inc.,
Gtd. Notes	3.550	03/01/22	650	618,312
Gtd. Notes(aa)	3.875	03/15/23	5,275	4,912,344
International Wire Group, Inc., Sec’d. Notes, 144A	10.750	08/01/21	1,150	1,040,750
New Gold, Inc. (Canada), Gtd. Notes, 144A(aa)	6.250	11/15/22	1,125	963,281
Teck Resources Ltd. (Canada),
Gtd. Notes	4.500	01/15/21	590	592,950
Gtd. Notes, 144A	8.500	06/01/24	5,350	5,805,820

				16,148,318

Miscellaneous Manufacturing 0.0%
FXI Holdings, Inc., Sr. Sec’d. Notes, 144A	7.875	11/01/24	225	203,063

Oil & Gas 6.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., Gtd. Notes	7.875	12/15/24	2,225	1,585,313
Antero Resources Corp.,
Gtd. Notes	5.125	12/01/22	275	269,500
Gtd. Notes	5.375	11/01/21	925	921,531
Gtd. Notes	5.625	06/01/23	1,500	1,488,750
Ascent Resources Utica Holdings LLC/ARU Finance Corp., Sr. Unsec’d. Notes, 144A(aa)	10.000	04/01/22	4,944	5,228,280
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	10.750	02/15/20	6,020	6,215,650
CNX Resources Corp., Gtd. Notes(aa)	5.875	04/15/22	5,008	4,901,580
Denbury Resources, Inc., Sec’d. Notes, 144A	9.000	05/15/21	250	250,625
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500	01/30/26	1,925	1,977,938
MEG Energy Corp. (Canada),
Gtd. Notes, 144A(aa)	6.375	01/30/23	4,875	4,545,937
Gtd. Notes, 144A	7.000	03/31/24	325	304,281

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Range Resources Corp.,
Gtd. Notes	5.000%	03/15/23	2,475	$2,334,234
Gtd. Notes	5.875	07/01/22	1,000	987,500
Sunoco LP/Sunoco Finance Corp., Gtd. Notes, 144A	4.875	01/15/23	3,600	3,510,000
WPX Energy, Inc.,
Sr. Unsec’d. Notes	6.000	01/15/22	725	726,813
Sr. Unsec’d. Notes	8.250	08/01/23	450	491,625

				35,739,557

Oil & Gas Services 0.2%
Nine Energy Service, Inc., Sr. Unsec’d. Notes, 144A	8.750	11/01/23	1,100	1,086,250

Packaging & Containers 2.7%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 7.125% or PIK 7.875%	7.125	09/15/23	3,000	2,760,000
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Sr. Sec’d. Notes, 144A	4.250	09/15/22	2,000	1,932,600
Greif, Inc., Sr. Unsec’d. Notes(aa)	7.750	08/01/19	5,500	5,637,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes(aa)	5.750	10/15/20	4,143	4,137,757

				14,467,857

Pharmaceuticals 0.3%
Bausch Health Cos., Inc., Sr. Sec’d. Notes, 144A	6.500	03/15/22	775	799,056
Endo Finance LLC, Gtd. Notes, 144A	5.750	01/15/22	175	155,750
Endo Finance LLC/Endo Finco, Inc., Gtd. Notes, 144A	5.375	01/15/23	1,000	822,500

				1,777,306

Pipelines 0.2%
Genesis Energy LP/Genesis Energy Finance Corp., Gtd. Notes(aa)	6.000	05/15/23	1,000	941,250

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	23

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate 0.0%
WeWork Cos., Inc., Gtd. Notes, 144A	7.875%	05/01/25	250	$233,750

Real Estate Investment Trusts (REITs) 2.3%
FelCor Lodging LP, Gtd. Notes	6.000	06/01/25	2,150	2,214,500
GLP Capital LP/GLP Financing II, Inc., Gtd. Notes	5.375	11/01/23	1,500	1,520,145
Sabra Health Care LP/Sabra Capital Corp., Gtd. Notes(aa)	5.500	02/01/21	2,625	2,657,813
SBA Communications Corp.,
Sr. Unsec’d. Notes(aa)	4.000	10/01/22	4,645	4,482,425
Sr. Unsec’d. Notes	4.875	07/15/22	500	497,500
VICI Properties 1 LLC/VICI FC, Inc., Sec’d. Notes	8.000	10/15/23	748	812,906

				12,185,289

Retail 6.0%
Beacon Roofing Supply, Inc., Gtd. Notes	6.375	10/01/23	925	920,375
Brinker International, Inc., Gtd. Notes, 144A	5.000	10/01/24	1,050	994,875
Carvana Co., Gtd. Notes, 144A	8.875	10/01/23	3,775	3,586,250
CEC Entertainment, Inc., Gtd. Notes	8.000	02/15/22	1,175	1,057,500
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes	6.750	06/15/23	725	609,000
Sr. Unsec’d. Notes	6.750	01/15/22	675	570,375
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes	8.625	06/15/20	900	675,000
Sr. Unsec’d. Notes	8.625	06/15/20	2,350	1,762,500
Golden Nugget, Inc.,
Gtd. Notes, 144A	8.750	10/01/25	1,500	1,500,000
Sr. Unsec’d. Notes, 144A	6.750	10/15/24	1,400	1,375,500
Hot Topic, Inc., Sr. Sec’d. Notes, 144A	9.250	06/15/21	955	950,225
L Brands, Inc.,
Gtd. Notes(aa)	5.625	10/15/23	4,120	4,156,050
Gtd. Notes(aa)	6.625	04/01/21	3,400	3,553,000

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
L Brands, Inc., (cont’d.)
Gtd. Notes	7.000%	05/01/20	750	$780,000
PetSmart, Inc., Gtd. Notes, 144A	7.125	03/15/23	2,675	1,792,250
PF Chang’s China Bistro, Inc., Gtd. Notes, 144A	10.250	06/30/20	1,050	992,250
Rite Aid Corp., Gtd. Notes, 144A(aa)	6.125	04/01/23	4,700	4,042,000
Sally Holdings LLC/Sally Capital, Inc., Gtd. Notes	5.500	11/01/23	200	195,000
Yum! Brands, Inc., Sr. Unsec’d. Notes(aa)	3.875	11/01/20	2,400	2,388,000

				31,900,150

Semiconductors 0.2%
NXP BV/NXP Funding LLC (Netherlands), Gtd. Notes, 144A	3.875	09/01/22	1,090	1,055,938

Software 7.3%
First Data Corp., Gtd. Notes, 144A	7.000	12/01/23	12,475	12,911,625
Infor Software Parent LLC/Infor Software Parent, Inc., Sr. Unsec’d. Notes, Cash coupon 7.125% or PIK 7.875%, 144A	7.125	05/01/21	1,065	1,062,338
Infor US, Inc.,
Gtd. Notes(aa)	6.500	05/15/22	5,690	5,661,550
Sr. Sec’d. Notes, 144A(aa)	5.750	08/15/20	2,717	2,737,296
Informatica LLC, Sr. Unsec’d. Notes, 144A(aa)	7.125	07/15/23	2,500	2,506,250
Nuance Communications, Inc., Gtd. Notes, 144A(aa)	5.375	08/15/20	2,588	2,592,852
RP Crown Parent LLC, Sr. Sec’d. Notes, 144A(aa)	7.375	10/15/24	3,085	3,127,419
TIBCO Software, Inc., Sr. Unsec’d. Notes, 144A(aa)	11.375	12/01/21	7,515	7,956,506

				38,555,836

Telecommunications 7.8%
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series S(aa)	6.450	06/15/21	5,800	5,930,500
Sr. Unsec’d. Notes, Series V	5.625	04/01/20	1,500	1,511,250

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	25

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
CommScope, Inc.,
Gtd. Notes, 144A(aa)	5.000%	06/15/21	5,580	$5,532,570
Gtd. Notes, 144A	5.500	06/15/24	1,715	1,581,916
Level 3 Financing, Inc.,
Gtd. Notes	5.375	08/15/22	250	249,375
Gtd. Notes(aa)	6.125	01/15/21	6,022	6,042,535
Level 3 Parent LLC, Sr. Unsec’d. Notes	5.750	12/01/22	925	925,000
ORBCOMM, Inc., Sr. Sec’d. Notes, 144A(aa)	8.000	04/01/24	4,000	4,165,000
Sprint Communications, Inc., Gtd. Notes, 144A(aa)	7.000	03/01/20	4,500	4,651,875
Sprint Corp.,
Gtd. Notes(aa)	7.250	09/15/21	3,225	3,362,062
Gtd. Notes(aa)	7.875	09/15/23	4,910	5,166,302
T-Mobile USA, Inc.,
Gtd. Notes	6.000	03/01/23	875	894,259
Gtd. Notes	6.375	03/01/25	1,200	1,234,500

				41,247,144

Textiles 0.0%
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC (China), Sr. Sec’d. Notes, 144A	7.500	05/01/25	150	141,750

Transportation 0.3%
XPO Logistics, Inc., Gtd. Notes, 144A	6.500	06/15/22	1,405	1,429,587

Trucking & Leasing 1.6%
Avolon Holdings Funding Ltd. (Ireland),
Gtd. Notes, 144A	5.125	10/01/23	2,625	2,615,156
Gtd. Notes, 144A	5.500	01/15/23	1,875	1,879,687
Park Aerospace Holdings Ltd. (Ireland),
Gtd. Notes, 144A	4.500	03/15/23	200	194,500
Gtd. Notes, 144A	5.250	08/15/22	3,350	3,350,000
Gtd. Notes, 144A	5.500	02/15/24	375	377,299

				8,416,642

TOTAL CORPORATE BONDS (cost $651,718,134)				636,820,647

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia)* (cost $43,940)	2,066	$20,178

TOTAL LONG-TERM INVESTMENTS (cost $716,773,795)		701,220,816

SHORT-TERM INVESTMENT 2.9%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $15,158,039)(w)	15,158,039	15,158,039

TOTAL INVESTMENTS 135.0% (cost $731,931,834)		716,378,855
Liabilities in excess of other assets (35.0)%		(185,647,491)

NET ASSETS 100.0%		$530,731,364

The following abbreviations are used in the semiannual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

MTN—Medium Term Note

PIK—Payment-in-Kind

REITs—Real Estate Investment Trusts

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $7,460,515 and 1.4% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $407,634,673 segregated as collateral for amount of $190,000,000 borrowed and outstanding as of November 30, 2018.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2018.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	27

Schedule of Investments (unaudited) (continued)

as of November 30, 2018

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2018 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Bank Loans	$—	$56,919,476	$7,460,515
Corporate Bonds	—	636,820,647	—
Common Stock	20,178	—	—
Affiliated Mutual Fund	15,158,039	—	—

Total	$15,178,217	$693,740,123	$7,460,515

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

Bank Loans
Balance as of 05/31/18	$1,429,305
Realized gain (loss)	(105)
Change in unrealized appreciation (depreciation)	(127,951)
Purchases/Exchanges/Issuances	790,918
Sales/Paydowns	(20,334)
Accrued discount/premium	(3,188)
Transfers into Level 3	6,821,175
Transfers out of Level 3	(1,429,305)

Balance as of 11/30/18	$7,460,515

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(127,951)

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of November 30, 2018	Valuation Methodology	Unobservable Inputs
Bank Loans	$7,460,515	Market Approach	Single Broker Indicative Quote

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$1,429,305	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Bank Loans	$6,821,175	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

See Notes to Financial Statements.

28

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2018 were as follows:

Media	22.2%
Telecommunications	10.6
Software	10.0
Home Builders	9.0
Healthcare-Services	8.0
Retail	7.1
Chemicals	6.8
Oil & Gas	6.7
Computers	4.9
Entertainment	4.5
Electric	3.7
Commercial Services	3.7
Mining	3.2
Aerospace & Defense	3.0
Affiliated Mutual Fund	2.9
Packaging & Containers	2.7
Building Materials	2.7
Diversified Financial Services	2.5
Lodging	2.5
Real Estate Investment Trusts (REITs)	2.3
Metal Fabricate/Hardware	1.9
Trucking & Leasing	1.6
Banks	1.5
Internet	1.4
Advertising	1.2
Iron/Steel	1.1
Foods	1.0
Healthcare-Products	0.6
Electronics	0.6
Home Furnishings	0.6%
Environmental Control	0.5
Engineering & Construction	0.5
Leisure Time	0.4
Auto Parts & Equipment	0.4
Gas	0.4
Distribution/Wholesale	0.4
Pharmaceuticals	0.3
Auto Manufacturers	0.3
Transportation	0.3
Insurance	0.2
Oil & Gas Services	0.2
Semiconductors	0.2
Pipelines	0.2
Machinery-Diversified	0.1
Forest Products & Paper	0.1
Real Estate	0.0	*
Miscellaneous Manufacturing	0.0	*
Textiles	0.0	*
Oil, Gas & Consumable Fuels	0.0	*

	135.0
Liabilities in excess of other assets	(35.0)

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	29

Statement of Assets & Liabilities (unaudited)

as of November 30, 2018

Assets
Investments at value:
Unaffiliated investments (cost $716,773,795)	$701,220,816
Affiliated investments (cost $15,158,039)	15,158,039
Cash	82,770
Dividends and interest receivable	11,843,819
Receivable for investments sold	1,828,005
Prepaid expenses	3,869

Total Assets	730,137,318

Liabilities
Loan payable	190,000,000
Payable for investments purchased	8,176,194
Loan interest payable	485,400
Management fee payable	475,537
Accrued expenses and other liabilities	148,876
Dividends payable	70,124
Deferred directors’ fees	49,823

Total Liabilities	199,405,954

Net Assets	$530,731,364

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,874,484
Total distributable earnings (loss)	(103,176,377)

Net assets, November 30, 2018	$530,731,364

Net asset value per share ($530,731,364 ÷ 33,256,724 shares of common stock issued and outstanding)	$15.96

See Notes to Financial Statements.

30

Statement of Operations (unaudited)

Six Months Ended November 30, 2018

Net Investment Income (Loss)
Income
Interest income	$20,662,994
Affiliated dividend income	182,178

Total income	20,845,172

Expenses
Management fee	2,906,644
Loan interest and commitment expense	2,747,675
Custodian and accounting fees	80,420
Shareholders’ reports	37,750
Legal fees and expenses	30,282
Audit fee	22,138
Registration fees	17,091
Directors’ fees	10,828
Transfer agent’s fees and expenses	9,287
Miscellaneous	7,667

Total expenses	5,869,782

Net investment income (loss)	14,975,390

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions	47,533
Net change in unrealized appreciation (depreciation) on investments	(8,990,881)

Net gain (loss) on investment transactions	(8,943,348)

Net Increase (Decrease) In Net Assets Resulting From Operations	$6,032,042

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	31

Statements of Changes in Net Assets (unaudited)

	Six Months Ended November 30, 2018		Year Ended May 31, 2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$14,975,390	$29,883,403
Net realized gain (loss) on investment transactions		47,533	(1,185,683)
Net change in unrealized appreciation (depreciation) on investments		(8,990,881)	(10,939,991)

Net increase (decrease) in net assets resulting from operations		6,032,042	17,757,729

Dividends and Distributions
Distributions from distributable earnings*		(16,960,929)	—

Dividends from net investment income*		*	(36,166,687)

Total increase (decrease)		(10,928,887)	(18,408,958)

Net Assets:
Beginning of period		541,660,251	560,069,209

End of period(a)		$530,731,364	$541,660,251

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$648,719

*	For the period ended November 30, 2018, the Fund has adopted amendments to Regulation S-X (refer to Note 9).

See Notes to Financial Statements.

32

Statement of Cash Flows

For the Six Months Ended November 30, 2018

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$6,032,042

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by / (used for) operating activities:
Proceeds from disposition of long-term portfolio investments	151,999,078
Purchases of long-term portfolio investments	(178,894,291)
Net proceeds (purchases) of short-term portfolio investments	3,056,217
Net realized (gain) loss on investment transactions	(47,533)
Net change in unrealized (appreciation) depreciation of investments	8,990,881
(Increase) Decrease in Assets:
Dividends and interest receivable	(275,175)
Receivable for investments sold	976,561
Prepaid expenses	(2,723)
Increase (Decrease) in Liabilities:
Payable for investments purchased	(3,573)
Management fee payable	(4,785)
Loan interest payable	89,554
Dividends payable	25,422
Accrued expenses and other liabilities	76,707
Deferred directors’ fees	1,020

Total adjustments	(14,012,640)

Cash provided by (used for) operating activities	(7,980,598)

Cash provided by (used for) financing activities:
Increase in borrowing	25,000,000
Cash paid on distributions from distributable earnings	(16,960,929)

Cash provided by (used for) financing activities	8,039,071

Net increase (decrease) in cash	58,473
Cash at beginning of period	24,297

Cash at end of period	$82,770

Supplemental disclosure of cash flow information
Cash paid during the period for interest expense	$2,658,121

See Notes to Financial Statements.

PGIM Short Duration High Yield Fund, Inc.	33

Notes to Financial Statements (unaudited)

PGIM Short Duration High Yield Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The investment objective of the Fund is to provide a high level of current income.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

34

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Restricted and Illiquid Securities: Subject to guidelines adopted by the Board, the Fund may invest without limit in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities are valued pursuant to

PGIM Short Duration High Yield Fund, Inc.	35

Notes to Financial Statements (unaudited) (continued)

the valuation procedures noted above. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment. Therefore, the Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable. Certain securities that would otherwise be considered illiquid because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. These Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act, may be deemed liquid by the Fund’s subadviser under the guidelines adopted by the Board of the Fund. However, the liquidity of the Fund’s investments in Rule 144A securities could be impaired if trading does not develop or declines.

Bank Loans: The Fund invests in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the

36

other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Payment-In-Kind: The Fund invests in the open market or receives pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income, which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK securities and accreting discounts and amortizing premiums on debt obligations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to

PGIM Short Duration High Yield Fund, Inc.	37

Notes to Financial Statements (unaudited) (continued)

each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PGIM Investments is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding Common Stock of the Fund

38

plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund.

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board. For the reporting period ended November 30, 2018, no such transactions were entered into by the Fund.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated dividend income”.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2018, were $173,941,924 and $143,549,688, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the reporting period ended November 30, 2018, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income
PGIM Core Ultra Short Bond Fund*
$18,214,256	$122,431,904	$125,488,121	$—	$—	$15,158,039	15,158,039	$182,178

*	The Fund did not have any capital gain distributions during the reporting period.

PGIM Short Duration High Yield Fund, Inc.	39

Notes to Financial Statements (unaudited) (continued)

5. Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2018 were as follows:

Tax Basis	$738,743,868

Gross Unrealized Appreciation	—
Gross Unrealized Depreciation	(22,365,013)

Net Unrealized Depreciation	$(22,365,013)

The book basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2018 of approximately $81,322,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

6. Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. Prior to commencement of operations on April 30, 2012, the Fund issued 5,240 shares of common stock to Prudential at an aggregate purchase price of $100,084. As of November 30, 2018, Prudential owned 8,898 shares of the Fund.

For the reporting period ended November 30, 2018, the Fund did not issue any shares of Common Stock in connection with the Fund’s dividend reinvestment plan.

7. Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

40

The Fund utilized the credit facility during the reporting period ended November 30, 2018. The average daily outstanding loan balance for the 183 days that the Fund utilized the facility during the period was $184,071,038, borrowed at a weighted average interest rate of 2.94%. The maximum loan balance outstanding during the period was $190,000,000. At November 30, 2018, the Fund had an outstanding loan balance of $190,000,000.

Re-hypothecation: The credit facility agreement permits, subject to certain conditions, the financial institution to re-hypothecate, up to the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the rehypothecation of portfolio securities. Such earnings are disclosed in the Statement of Operations under Other income. As of November 30, 2018, there were no earnings to be disclosed.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the US Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

PGIM Short Duration High Yield Fund, Inc.	41

Notes to Financial Statements (unaudited) (continued)

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Non-diversification Risk: The Fund is non-diversified, meaning that the Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net

42

realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. All of these have been reflected in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. At this time, management is evaluating the implications of certain other provisions of the ASU related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.

10. Subsequent Event

Dividends to Shareholders: On November 29, 2018, the Fund declared monthly dividends of $0.0850 per share payable on December 31, 2018, January 7, 2019 and February 28, 2019, respectively, to shareholders of record on December 14, 2018, December 28, 2018 and February 15, 2019, respectively. The ex-dates are December 13, 2018, December 27, 2018 and February 14, 2019, respectively.

PGIM Short Duration High Yield Fund, Inc.	43

Financial Highlights (unaudited)

	Six Months Ended November 30, 2018		Year Ended May 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$16.29		$16.84	$16.79	$17.84	$18.82	$19.18
Income (loss) from investment operations:
Net investment income (loss)	0.45		0.90	0.98	1.06	1.20	1.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.27)		(0.36)	0.32	(0.75)	(0.59)	0.02
Total from investment operations	0.18		0.54	1.30	0.31	0.61	1.24
Less Dividends and Distributions:
Dividends from net investment income	(0.51)		(1.09)	(1.25)	(1.36)	(1.59)	(1.60)
Net asset value, end of period	$15.96		$16.29	$16.84	$16.79	$17.84	$18.82
Market price, end of period	$13.45		$14.07	$15.59	$15.58	$15.75	$17.84
Total Return(b):	(0.85)%		(2.89)%	8.36%	8.23%	(2.92)%	0.24%

Ratios/Supplemental Data:
Net assets, end of period (000)	$530,731		$541,660	$560,069	$558,403	$593,165	$626,021
Average net assets (000)	$540,744		$550,742	$559,484	$560,771	$602,489	$630,017
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement(d)	2.17%	(e)	1.84%	1.71%	1.55%	1.58%	1.52%
Expenses before waivers and/or expense reimbursement(d)	2.17%	(e)	1.84%	1.71%	1.55%	1.58%	1.52%
Net investment income (loss)	5.52%	(e)	5.43%	5.84%	6.29%	6.60%	6.45%
Portfolio turnover rate(f)	20%		72%	65%	58%	58%	75%
Asset coverage	379%		428%	411%	372%	439%	363%
Total debt outstanding at period-end (000)	$190,000		$165,000	$180,000	$205,000	$175,000	$238,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 1.01%, 0.71% 0.54%, 0.40%, 0.41% and 0.36%, for the six months ended November 30, 2018, and years ended May 31, 2018, 2017, 2016, 2015 and 2014, respectively.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

44

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases. “Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

PGIM Short Duration High Yield Fund, Inc.	45

Other Information (unaudited)

Other Information (unaudited) (continued)

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share

46

fee. If a participant elects to sell his or her shares of common stock, the Plan Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

PGIM Short Duration High Yield Fund, Inc.	47

Other Information (unaudited) (continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

48

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Short Duration High Yield Fund, Inc. (the “Fund”) consists of twelve individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).1 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 7, 2018 and on June 19-21, 2018 and approved the renewal of the agreements through July 31, 2019, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s

1

Subsequent to the renewal of the Fund’s advisory agreements, Independent Director Richard A. Redeker retired from the Board of the Fund. The Fund’s Board now consists of eleven individuals, eight of whom are not “interested persons” of the Fund.

PGIM Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7, 2018 and on June 19-21, 2018.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed

Visit our website at pgiminvestments.com

Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and

PGIM Short Duration High Yield Fund, Inc.

Approval of Advisory Agreements (continued)

personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three and five-year periods ended December 31, 2017.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2017. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also may have provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Gross Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the benchmark index is a better comparative source against which to evaluate the performance of the Fund than the Peer Universe. In this regard, the Board considered PGIM Investments assertion that Peer Universe included relatively few funds that utilized a short duration, high quality, high-yield strategy similar to that of the Fund.

•

The Board also noted information from PGIM Investments indicating that, in light of the Fund’s investment strategies, the Fund would be expected to outperform relative to peers during risk off environments, such as 2015, when the Fund ranked in the first quartile relative to its Peer Universe, and would also be expected to outperform when interest rates move higher, such as in the first quarter of 2018, when the Fund also ranked in the first quartile relative to its Peer Universe.

•	The Board concluded that, in light of the above and its relatively short history, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Short Duration High Yield Fund, Inc.

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Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity

Separate Account; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC;

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; Quantitative Management Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

Prudential Mutual Funds; Prudential Capital Partners, L.P.; The Target Portfolio Trust; Advanced Series Trust; Prudential Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

D6021	Privacy Ed 1/2019

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Andrew R. French, Secretary • Chad A. Earnst, Chief Compliance Officer • Dino Capasso, Deputy Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	225 Liberty Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Sidley Austin LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Short Duration High Yield Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at sec.gov. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

This report is transmitted to shareholders of the Fund for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM SHORT DURATION HIGH YIELD FUND, INC.

NYSE	ISD
CUSIP	69346H100

PICE1000E2

Item 2 – Code of Ethics – Not required, as this is not an annual filing.

Item 3 – Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 – Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 – Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – There have been no purchases of equity securities by the registrant or any affiliated purchasers during the period covered by this report.

Item 10 – Submission of Matters to a Vote of Security Holders – During the period ended November 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM Short Duration High Yield Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2019